SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest even reported) June 12, 2003
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                              Web Press Corporation
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             (Exact name of registrant as specified in its charter)

         Washington                     0-7267                   91-0851298
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

                     22023 68th Avenue South, Kent, WA 98032
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (253) 395-3343
                                                           --------------

Item 5.  Other Events and Regulation FD Disclosure

         On January 3, 2003, the Company received a Petitioner's Notice of Intention to Arbitrate from Color Impact International, Inc. (CII). The Company reported this event and the details of CII's complaint in its Form 10-KSB for December 31, 2002.

         CII and the Company have agreed to have the Honorable Larry Jordan arbitrate the dispute. Judge Jordon has schedule the arbitration hearing to commence on September 15, 2003. The hearing is expected to last seven days.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003                              Web Press Corporation
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                                                      (Registrant)


                                                 /s/ Craig L. Mathison
                                                 ---------------------
                                                 Craig L. Mathison
                                                 Vice President of Finance














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